Income Taxes (Details Textual) (USD $)	6 Months Ended
Jun. 30, 2012
Income Taxes (Textual)
Operating loss carryforwards	$ 27,409
Operating loss carryforwards, Expiration period	Through the year 2032
Operating loss carryforwards, Limitations on use	The availability of the Company's net operating loss carry-forwards are subject to limitation if there is a 50% or more positive change in the ownership of the Company's stock.
Valuation allowance on the deferred tax assets	100.00%